UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 6, 2004

                           Playboy Enterprises, Inc.
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            (Exact name of registrant as specified in its charter)

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
                 Delaware                                001-14790                          36-4249478

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     (State or other jurisdiction of             (Commission File Number)        (IRS Employer Identification No.)
              incorporation)
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              680 North Lake Shore Drive, Chicago, Illinois 60611
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              (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code: (312) 751-8000


                                Not applicable.
             -----------------------------------------------------
                  (Former name or former address, if changed
                             since last report.)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                Section 1--Registrant's Business and Operations

Item 7.01. Regulation FD Disclosure.

         On December 6, 2004, Playboy Enterprises, Inc. (the "Company") presented at the Credit Suisse First Boston Media and Telecom Week conference in New York. On December 6, 2004, the Company issued a press release announcing certain statements made by the Company at the conference. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.


Item 9.01 Financial Statements and Exhibits.

(c) Exhibits:

99.1     Press Release issued by Playboy Enterprises, Inc. on December 6, 2004..


         The information set forth in this Current Report on Form 8-K under "Item 7.01. Regulation FD Disclosure" and "Item 9.01 Financial Statements and Exhibits," including in each case the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           PLAYBOY ENTERPRISES, INC.


December 6, 2004                       By:  /s/ Howard Shapiro
                                            ------------------------------
                                           Howard Shapiro
                                           Executive Vice President,
                                           Law and Administration,
                                           General Counsel and Secretary


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                                 EXHIBIT INDEX

Exhibit
Number            Description

99.1             Press Release issued by Playboy Enterprises, Inc. on
                 December 6, 2004.